Exhibit 99.2

Fourth Quarter 2008 Earnings Release February 9, 2009 accelerate:

[ 3 ] Regulation G This presentation may include the display of some company data that does not directly conform to generally accepted accounting principles, or GAAP. Management believes that the presentation of some non-GAAP data provides investors with additional insight into the ongoing operations of the business. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. All non-GAAP data in the presentation are indicated by a footnote. Tables showing the reconciliation between the GAAP and non-GAAP measures are available, with this presentation, on the Investor section of our web site: www.rohmhaas.com

[ 5 ] Forward Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties and are subject to change based on various factors. These factors include, but are not limited to (1) the cost of raw materials, natural gas, and other energy sources, and the ability to achieve price increases to offset such cost increases, (2) development of operational efficiencies; (3) changes in foreign currencies; (4) changes in interest rates; (5) the continued timely development and acceptance of new products and services; (6) the impact of competitive products and pricing; (7) the impact of new accounting standards; (8) assessments for asset impairments; (9) the impact of tax and other legislation and regulation in the jurisdictions in which the company operates; (10) the impact of any developments related to the pending transaction between Rohm and Haas and The Dow Chemical Company, including the related litigation; (11) the risk that pending transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the pending transaction with The Dow Chemical Company; and (12) the possibility that Rohm and Haas may be adversely affected by other economic, business, and/or competitive factors. Many of these factors are beyond Rohm and Haas's ability to control or predict. Actual results could vary materially from those expressed or implied in the forward-looking statement. Further information about these and other risks can be found in the company's SEC 10-K filing of February 21, 2008, and updated in the 8-K filing on June 6, 2008. This presentation speaks only as of its date. Rohm and Haas is under no duty to update this information. Copies of all recent SEC filings, and additional information about Rohm and Haas, are available through our web site: www.rohmhaas.com

[ 7 ] Results At A Glance Accelerated market declines that impacted all businesses and regions except Salt Demand deterioration seen across the globe, including Rapidly Developing Economies Continued pricing gains from actions taken earlier in the year in response to volatile raw material costs Pricing gains not nearly enough to offset rapid demand drop Effective financial strategies, pricing actions, proactive cost control and lower raw material costs tempered, but could not offset, decline in demand Q4 2008 Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix Sales of $2,030 million, down 13% Adjusted EPS(1,NG) of $0.69, down 23%

[ 9 ] Q4 2008 Financial Highlights Three Months Ended December 31, Three Months Ended December 31, Three Months Ended December 31, In Millions (except EPS) 2008 2007 Change Sales $2,030 $2,343 (13)% Net Earnings from Continuing Operations $32 $180 (82)% Diluted EPS $0.17 $0.91 (81)% Adjusted Net Earnings from Continuing Operations(1, NG) $136 $178 (24)% Adjusted EPS(1, NG) $0.69 $0.90 (23)% Diluted shares outstanding 196.7 196.8 -- EBITDA(NG) $180 $386 (53)% Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 11 ] Q4 2008 Sales Down 13% Invisible Black Grey Q4 2007 0 2343 Demand 1917 426 Price 1917 136 Currency 1992 61 Other (1) 1992 38 Q4 2008 0 2030 Rapid demand drop partially offset by prior pricing actions Accelerated market declines that impacted all businesses and regions except Salt Demand deterioration seen across the globe, including in RDEs Continued pricing gains from actions taken earlier in the year not nearly enough to offset rapid demand drop (18)% 6% (3)% 2% (13)% Primarily impact of acquisitions / joint ventures

[ 13 ] Q4 2008 Adjusted EPS(1,NG) Down 23% Q4 2007 as reported 0 0.91 UP Chem 0.9 0.01 = Q4 2007 Adjusted EPS 0 0.9 Q4 2008 as reported 0 0.17 Dow Transaction 0.17 0.08 Restr. & Asset Imp. 0.25 0.41 Hurricane 0.66 0.03 Q4 2008 Adjusted EPS 0 0.69 Reconciliation of Adjusted Earnings per Share(1,NG) $(0.01) $0.90 $0.17 $0.69 $0.91 (1,NG) $0.08 $0.03 (1,NG) Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix $0.41

[ 15 ] Q4 2008 Earnings Change Excludes special items Display Technologies results were essentially flat to prior-year period (NG) Non-GAAP measure; see reconciliation in the Appendix Q4 2007 0 0.9 0.9 0.22 0.47 0.01 0.05 0.12 0.16 0.32 Lower Underlying Tax Rate 0.47 0.09 Lower Minority Interest 0.56 0.06 Lower Corp / Other 0.62 0.07 Q4 2008 0 0.69 Change in Adjusted Earnings per Share(1,NG) versus prior-year period Salt was the only segment that showed earnings improvement compared to prior-year period Includes a benefit from income taxes as a result of a lower-than-expected full-year rate, as well as tax law changes enacted in the U.S. during the fourth quarter. $(0.65) $0.22 $0.69 $0.90 Salt Elec Tech PCM Perf Matl PBM $0.09 Business Results(1, 2) $0.06 $0.07 Primary

[ 17 ] Trailing Twelve Month (TTM) Trends Q4 2006 0.03 Q1 2007 0.02 Q2 2007 0.02 Q3 2007 0.02 Q4 2007 0.04 Q1 2008 0.05 Q2 2008 0.06 Q3 2008 0.04 Q4 2008 -0.03 TTM Demand Growth(1) Year-on-year change for the rolling four quarter period (trailing twelve months) ending with quarter indicated TTM RDEs % of Total(1) Q4 2006 0.21 Q1 2007 0.21 Q2 2007 0.22 Q3 2007 0.23 Q4 2007 0.24 Q1 2008 0.25 Q2 2008 0.26 Q3 2008 0.27 Q4 2008 0.27

[ 19 ] Invisible Black Grey Q4 2007 0 454 Demand 322 132 Price 311 11 Currency 311 8 Other 319 0 Q4 2008 0 319 Electronic Technologies Q4 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q4 2007 108 Q4 2008 35 2% (29)% (2)% (30)% Pronounced decline in demand across all product lines and regions, driven by decreased production of semiconductors and electronic devices Sales excluding precious metal pass-through down 28% Substantially lower demand was the key factor in the drop in earnings year-on-year 108 35 Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix For the slurry business, two additional wins as POR (process of record) in the quarter, for a total of 27 including: 11 for 90 nm copper processes; 8 for 65 nm copper processes; 8 for 45/40 nm copper processes (1)%

[ 21 ] Invisible Black Grey Q4 2007 0 30 Demand 17 13 Price 15 2 Currency 14 1 Other 14 38 Q4 2008 0 52 Display Technologies Q4 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q4 2007 -7 Q4 2008 -7 SKC Haas Display Films JV launched on November 30, 2007; acquired Gracel Display for OLED materials in April 2008 Demand sharply down due to lower production by LCD panel producers Earnings flat to prior year, with acquisition impacts offsetting lower demand and pricing (7) (7) (2) Excludes special items SKC JV and Gracel acquisition (NG) Non-GAAP measure; see reconciliation in the Appendix Panel producers made steep production cuts to reduce inventories in anticipation of softening consumer demand (45)% (5)% 73% 128% (5)%

[ 23 ] Invisible Black Grey Q4 2007 0 468 Demand 381 87 Price 381 41 Currency 407 15 Other 407 7 Q4 2008 0 414 Paint & Coatings Materials Q4 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q4 2007 47 Q4 2008 19 (19)% 9% (3)% (12)% Decrease in demand across all regions and unfavorable currencies were partially offset by prior pricing actions and FINNDISP acquisition The decrease in demand, higher raw material and energy costs and the unfavorable impact of currencies were partially offset by prior pricing actions 47 19 1% Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix Demand declined substantially in all regions, including Rapidly Developing Economies

[ 25 ] Invisible Black Grey Q4 2007 0 453 Demand 338 115 Price 338 26 Currency 345 19 Other 345 1 Q4 2008 0 345 Packaging & Building Materials Q4 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q4 2007 31 Q4 2008 -6 (25)% 6% (4)% (24)% Decrease in demand in all regions and unfavorable currencies were partially offset by prior pricing actions The decrease in demand, the negative operating impact of volume shortfalls, unfavorable currencies and higher raw material costs were partially offset by prior pricing actions 31 (6) Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix (1)% Demand declined substantially in all regions, including Rapidly Developing Economies

[ 27 ] Invisible Black Grey Q4 2007 0 251 Demand 207 44 Price 207 21 Currency 219 9 Other 217 2 Q4 2008 0 217 Primary Materials Q4 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q4 2007 19 Q4 2008 18 (17)% (4)% (14)% Decreased demand and unfavorable currencies were partially offset by prior pricing actions Lower demand was partially offset by the favorable selling price/raw material relationship Took substantial downtime in Houston and Marl operations during the quarter to manage inventory levels in light of low demand 19 18 (2)% 9% * Third party sales only Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 29 ] Performance Materials Q4 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q4 2007 44 Q4 2008 31 Decreased demand across all business lines except AgroFresh Decreased demand, unfavorable currencies and higher raw material costs were partially offset by prior pricing actions 44 31 Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix Invisible Black Grey Q4 2007 0 323 Demand 288 35 Price 288 8 Currency 287 9 Other 283 4 Q4 2008 0 283 (11)% (3)% (12)% (1)% 3% Agrofresh sales up 35%, with expanding margins

[ 31 ] Invisible Black Grey Q4 2007 0 364 Demand 364 0 Price 364 51 Currency 399 16 Other 401 0 Q4 2008 0 401 Salt Q4 2008 Highlights Sales Change Adjusted Pre-Tax Earnings Comparison (1, NG) OPBT Q4 2007 53 Q4 2008 103 (4)% 10% Continued improvement in product line management Favorable business conditions and the successful implementation of the company's strategic road map continued to boost earnings 53 103 14% Earnings comparison excludes $8 million pre-tax impact in the quarter resulting from Hurricanes Gustav and Ike Excludes special items (NG) Non-GAAP measure; see reconciliation in the Appendix

[ 33 ] accelerate: traction NYSE: ROH www.rohmhaas.com

[ 35 ] Non-GAAP Reconciliations

[ 37 ] Non-GAAP Reconciliations